Related parties	12 Months Ended
Dec. 31, 2017
Related parties [Abstract]
Related parties
Note 12 - Related parties

Related party transactions relate to the Company's subsidiaries, associated company, employees and members of the board of directors.

Transactions between the Company and its subsidiaries have been eliminated on consolidation and are not disclosed in this note.

Subsequent to DHT's acquisition of the shares in Samco, the Company owns 50% of Goodwood.  As of December 31, 2017, Goodwood is the technical manager for 22 of the Company's vessels.  In 2017, total technical management fees paid to Goodwood were $3,031 thousand.  In 2016, total technical management fees paid to Goodwood were $2,234 thousand.  In 2015, total technical management fees paid to Goodwood were $1,943 thousand.

Further, DHT has issued certain guarantees for certain of its subsidiaries.  This mainly relates to the Company's credit facilities, which are all guaranteed by DHT Holdings.